Income Taxes	12 Months Ended
Jul. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 5 - Income Taxes:

The Company has incurred losses since inception, which have generated net operating loss (“NOL”) carryforwards. The NOL carryforwards arise from both United States and Canadian sources. Pretax losses arising from domestic operations (United States) were $8,025,582, $8,040,033 and $15,060,207 for the years ended July 31, 2013, 2012 and 2011, respectively. Pretax losses arising from foreign operations (Canada) were $528,741, $1,450,244 and $6,615,660 for the years ended July 31, 2013, 2012 and 2011, respectively. As of July 31, 2013, the Company has NOL carryforwards in Generex Biotechnology Corporation of $201,080,721, which expire in 2018 through 2033, in Generex Pharmaceuticals Inc. of approximately $44,924,097, which expire in 2015 through 2033, and in Antigen Express, Inc. of approximately $23,362,008, which expire in 2016 through 2033. These loss carryforwards are subject to limitation due to the acquisition of Antigen and may be limited in future years due to certain structural ownership changes which have occurred over the last several years, related to the Company’s equity and convertible debenture financing transactions.

For the years ended July 31, 2013, 2012 and 2011, the Company’s effective tax rate differs from the federal statutory rate principally due to net operating losses and other temporary differences for which no benefit was recorded. Additionally, effective for the year ended July 31, 2011, the Company has taken into account a decrease in the Canadian effective tax rate from 36.12% to 26.5% as of January 2012, which will reduce the future value (prior to valuation allowances) of the NOL carryforwards of the Canadian subsidiary.

Deferred income taxes consist of the following:

	July 31,
	2013	2012
Net operating loss carryforwards	$87,541,552	$85,428,939
Other temporary differences	800,989	627,656
Total Deferred Tax Assets	88,342,541	86,056,595

Valuation Allowance	(88,098,860)	(85,579,584)

Deferred Tax Liabilities
Intangible assets	(386,320)	(378,672)
Other temporary differences	142,639	(98,339)
Total Deferred Tax Liabilities	(243,681)	(477,011)

Net Deferred Income Taxes	$—	$—

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate for the years ended July 31, 2013, 2012 and 2011 is as follows:

	2013	2012	2011

Federal statutory rate	(34.0)%	(34.0)%	(34.0)%

Increase (decrease) in income taxes resulting from:
Imputed interest income on intercompany receivables from foreign subsidiaries	6.0	5.0	3.0
Non-deductible or non-taxable items	13.0	4.0	(4.0)
Change in Canadian NOL carryforwards due to future tax rate changes	0.0	0.0	20.0
Other temporary differences	(14.0)	18.0	18.0
Change in valuation allowance	29.0	(3.0)	(3.0)

Effective tax rate	—%	—%	—%

As of July 31, 2013, the Company had no tax benefits which have not been fully allowed for, and no adjustment to its financial position, results of operations or cash flows was required. The Company does not expect that unrecognized tax benefits will increase within the next twelve months. The Company records interest and penalties related to tax matters within other expense on the accompanying consolidated statement of operations. These amounts are not material to the consolidated financial statements for the periods presented. Generally, tax years 2010 to 2013 remain open to examination by the Internal Revenue Agency or other tax jurisdictions to which the Company is subject. The Company’s Canadian tax returns are subject to examination by federal and provincial taxing authorities in Canada. Generally, tax years 2005 to 2013 remain open to examination by the Canadian Customs and Revenue Agency or other tax jurisdictions to which the Company is subject.